Ivy Funds

Supplement dated August 17, 2018 to the

Ivy Funds Prospectus

dated July 31, 2018

as supplemented July 31, 2018

Effective immediately, the following footnote is added to the “Annual Fund Operating Expenses” table for each Fund that offers Class N shares:

Through July 31, 2020, IDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class N shares do not exceed the total annual ordinary fund operating expenses of the Class I shares, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board.

Supplement	Prospectus	1